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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):     November 12, 1999
                                                 ------------------------


                                    TRW Inc.
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               (Exact Name of Registrant as Specified in Charter)



           Ohio                        1-2384                   34-575430
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
   of Incorporation )                File Number)        Identification Number)



1900 Richmond Road, Cleveland, OH                                44124
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code   (216) 291-7000
                                                  ------------------------------


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events

         On November 11, 1999, TRW Inc. (the "Company") issued a press release announcing the election of David M. Cote as President and Chief Operating Officer and a Director of TRW Inc. A copy of the press release is attached as
Exhibit 99 and is incorporated herein by reference.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

          (a)   Not applicable.
          (b)   Not applicable.
          (c)   Exhibits.

                (99) Press release issued by TRW Inc., dated November 11, 1999.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     TRW Inc.



                                     By:  /s/ Kathleen A. Weigand
                                          ---------------------------------
                                          Kathleen A. Weigand
                                          Vice President, Assistant General
                                          Counsel and Assistant Secretary


DATE:  November 12, 1999


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                                  EXHIBIT INDEX




   Exhibit Number    Description
   --------------    -----------

         (99)        Press release issued by TRW Inc., dated November 11, 1999.